UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 12, 2024

Amerant Bancorp Inc.
(Exact name of registrant as specified in its charter)

Florida	001-38534	65-0032379
(State or other jurisdiction of incorporation	(Commission file number)	(IRS Employer Identification Number)

220 Alhambra Circle
Coral Gables, Florida	33134
(Address of principal executive offices)	(Zip Code)
(305) 460-8728 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of exchange on which registered
Class A Common Stock	AMTB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 12, 2024, Amerant Bank, N.A. (the “Bank”), a wholly-owned subsidiary of Amerant Bancorp, Inc. (the “Company”), and PFSS 2 SUB III (C), LLC ("Prime"), a wholly-owned subsidiary of a private commercial real estate finance fund advised by Prime Finance Advisor, L.P., an SEC-registered investment advisor, entered into an Asset Sale Agreement (the “Agreement”). Pursuant to the Agreement, the Bank will sell to Prime, a loan portfolio of non-relationship multifamily commercial real estate loans with an estimated outstanding principal balance of approximately $401 million as of December 31, 2023 (the “Loan Portfolio”) from the Bank’s Houston, Texas commercial real estate loan portfolio. Pursuant to the Agreement, Prime will pay the Bank a total purchase price of approximately $370 million. The Agreement contains customary representations, warranties, covenants, closing conditions and indemnification provisions, and closing is expected to occur by the end of January 2024.

The Company determined that it would record a fourth quarter of 2023 non-cash charge of approximately $30.0 million before taxes (approximately $23 million after taxes) attributable to the Loan Portfolio sale.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which will is filed as exhibit 10.1 to this current report on Form 8-K.

Item 2.06. Material Impairments.

The information in Item 1.01, above, is incorporated herein by this reference.

Item 7.01. Regulation FD Disclosure.

The Company has furnished a slide presentation summarizing the Loan Portfolio sale and certain other non-routine items, attached as exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

Number	Exhibit
10.1*	Asset Sale Agreement by and between Amerant Bank, N.A. and PFSS 2 SUB III (C), LLC dated January 12, 2024 portions of this exhibit have been omitted.
99.1	Slide presentation of Amerant Bancorp Inc., dated January 16, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*The schedules and attachments to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(10). The Company agrees to furnish a copy of any omitted schedule to the U.S. Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2024	Amerant Bancorp Inc.

	By:	/s/ Julio V. Pena
Name: Julio V. Pena
Title: Senior Vice President, Securities Counsel and Corporate Secretary